STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

For the six month period ended (a) 7/31/01
File number (c) 811-08915

SUB-ITEM 77 0

Transactions Effected Pursuant to Rule 10f-3

Strategic Partners Conservative Growth Fund

1.	Name of Issuer
	Aquila Inc.

2.	Date of Purchase
	4/23/01

3.	Number of Securities Purchased
	800

4.	Dollar Amount of Purchase
	$19,200

5.	Price Per Unit
	$24.00

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	Goldman Sachs

7.	Other Members of the Underwriting Syndicate
	Lehman, Merrill Lynch, Salomon, Credit Lyonnais, JP
Morgan, Banc of America, Dain Rauscher, Deutsche Banc Ales
Brown, A.G. Edwards, Fidelity Capital Markets, First Union,
Lazard, Prudential Securities, UBS Warburg, Robert W.
Baird, Blaylock, Chatsworth, Fahnestock, Janney Montgomery,
Edward D. Jones, Legg Mason, Neuberger, Petrie Parkman,
Pryor Mclendon, Ragen MacKenzie, Raymond James, Sanders
Morris, Security Investment Company of Kansas City,
Simmons, Stifel Nicholas, Utendahl.

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.


Strategic Partners Conservative Growth Fund

1.	Name of Issuer
	CIT Group, Inc.

2.	Date of Purchase
	4/3/01

3.	Number of Securities Purchased
	2,990

4.	Dollar Amount of Purchase
	$300,000

5.	Price Per Unit
	$100.33

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	Bank One Trust

7.	Other Members of the Underwriting Syndicate
	N/A

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.



Strategic Partners Moderate Growth Fund

1.	Name of Issuer
	Aquila Inc.

2.	Date of Purchase
	4/23/01

3.	Number of Securities Purchased
	2,400

4.	Dollar Amount of Purchase
	$57,600

5.	Price Per Unit
	$24.00

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	Goldman Sachs

7.	Other Members of the Underwriting Syndicate
	Lehman, Merrill Lynch, Salomon, Credit Lyonnais, JP
Morgan, Banc of America, Dain Rauscher, Deutsche Banc Ales
Brown, A.G. Edwards, Fidelity Capital Markets, First Union,
Lazard, Prudential Securities, UBS Warburg, Robert W.
Baird, Blaylock, Chatsworth, Fahnestock, Janney Montgomery,
Edward D. Jones, Legg Mason, Neuberger, Petrie Parkman,
Pryor Mclendon, Ragen MacKenzie, Raymond James, Sanders
Morris, Security Investment Company of Kansas City,
Simmons, Stifel Nicholas, Utendahl.

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.


Strategic Partners Moderate Growth Fund

1.	Name of Issuer
	CIT Group, Inc.

2.	Date of Purchase
	4/3/01

3.	Number of Securities Purchased
	2,990

4.	Dollar Amount of Purchase
	$300,000

5.	Price Per Unit
	$100.33

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	Bank One Trust

7.	Other Members of the Underwriting Syndicate
	N/A

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.



Strategic Partners High Growth Fund

1.	Name of Issuer
	Aquila Inc.

2.	Date of Purchase
	4/23/01

3.	Number of Securities Purchased
	2,300

4.	Dollar Amount of Purchase
	$55,200

5.	Price Per Unit
	$24.00

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	Goldman Sachs

7.	Other Members of the Underwriting Syndicate
	Lehman, Merrill Lynch, Salomon, Credit Lyonnais, JP
Morgan, Banc of America, Dain Rauscher, Deutsche Banc Ales
Brown, A.G. Edwards, Fidelity Capital Markets, First Union,
Lazard, Prudential Securities, UBS Warburg, Robert W.
Baird, Blaylock, Chatsworth, Fahnestock, Janney Montgomery,
Edward D. Jones, Legg Mason, Neuberger, Petrie Parkman,
Pryor Mclendon, Ragen MacKenzie, Raymond James, Sanders
Morris, Security Investment Company of Kansas City,
Simmons, Stifel Nicholas, Utendahl.

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.


Strategic Partners High Growth Fund

1.	Name of Issuer
	Instinet Group

2.	Date of Purchase
	5/17/01

3.	Number of Securities Purchased
	8,400

4.	Dollar Amount of Purchase
	$121,800

5.	Price Per Unit
	$14.50

6.	Name (s) of Underwriter (s) or Dealer (s)
	From whom Purchased
	CS First Boston

7.	Other Members of the Underwriting Syndicate
	Credit Suisse, Deutsche Banc Alex Brown, Bear
Stearns, JP Morgan, Merrill Lynch, Salomon, WR Hambrecht,
Banc of America, William Blair, CIBC World Markets, Dain
Rauscher, First Union, Prudential Securities, Robertson
Stephens, SG Cowen, U.S. Bancorp, Thomas Weisel.

8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions for Rule 10f-3 of the Investment Company Act.



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